SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                JAY JACOBS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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           pursuant to Exchange Act Rule 0-11:  Set forth the amount on which
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[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                JAY JACOBS, INC.
                                1530 Fifth Avenue
                            Seattle, Washington 98102

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 March 24, 1998

To the Shareholders of Jay Jacobs, Inc.:

     A special meeting (the "Meeting") of the shareholders of Jay Jacobs, Inc. a Washington corporation, will be held at the Company's headquarters, located at 1530 Fifth Avenue, Seattle, Washington on March 24, 1998, at 10:00 a.m., Pacific Time, for the following purposes:

     1.   to approve the Company's 1998 Stock Incentive Plan;

     2. to approve an amendment to the Company's Articles of Incorporation to effect a one-for-fifteen reverse split of the Company's Common Stock; and

     3. to transact any other business that properly comes before the Meeting or any adjournment of the Meeting.

     Only shareholders of record at the close of business on February 9, 1998 will be entitled to vote at the Meeting. The Meeting is subject to adjournment from time to time as the shareholders present in person or by proxy may determine. You are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the Meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the Meeting.

                                       By Order of the Board of Directors


                                       _________________________________________
                                       Secretary

Seattle, Washington
February ___, 1998

                                JAY JACOBS, INC.
                                1530 Fifth Avenue
                            Seattle, Washington 98102

                               February ___, 1998

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                     SOLICITATION AND REVOCABILITY OF PROXY

     A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Jay Jacobs, Inc., a Washington corporation (the "Company"), for use at a special meeting of shareholders to be held on March 24, 1998 (the "Meeting"). The Company will bear the cost of preparing and mailing the proxy, the proxy statement, and any other material furnished to the shareholders by the Company in connection with the Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while attending the Meeting. However, a shareholder who attends the Meeting need not revoke the proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Meeting in accordance with the instructions given. If a signed proxy is returned without instructions, it will be voted for the nominees for director, for the approval of the proposals presented, and in accordance with the recommendations of management on any other business that may properly come before the Meeting or matters incident to the conduct of the Meeting.

PROPOSAL 1: APPROVAL OF 1998 STOCK INCENTIVE PLAN

     The Board of Directors believes the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Company. Historically, the Company has issued options to its employees under the terms of its previously existing stock option plans (the "Former Plans") As of January 30, 1998, out of a total of 916,000 shares reserved for issuance under the Former Plans, 439,983 shares remained available for grant. The Board of Directors believes additional shares are needed for issuance pursuant to the Plan or upon exercise of incentive options granted under the Plan to provide appropriate incentives to key employees and further believes that it is advisable to adopt a new plan to reflect current legal standards. Accordingly, on December 3, 1997 the Board of Directors approved the 1998 Stock Incentive Plan (the "Plan"), subject to shareholder approval, and reserved an additional 17,342,761 shares of Common Stock (subject to adjustment in certain events, including the reverse split of the Common Stock proposed elsewhere in this Proxy Statement) for issuance pursuant to the Plan or on exercise of options granted under the Plan. Since December 3, 1997, the Board of Directors or its Compensation Committee has granted Non-Statutory options under the Plan to 51 employees. Each such option is granted subject to shareholder approval of the Plan. A total of 14,527,694 shares (subject to adjustment in certain events, including the reverse split of the Common Stock proposed elsewhere in this Proxy Statement) are issuable on exercise of such options at an exercise price (also subject to such adjustment) of $0.13 per share. Additionally, if the Plan is approved by the Shareholders, the Company intends to cancel all options outstanding under the Former Plans and to reissue an equal number of options under the Plan. The unadjusted exercise price of all such reissued options would be $0.13 per share, a price substantially less than the exercise price of the currently outstanding options under the Former Plans. If the Plan is not approved by the Shareholders, the Board of Directors intends to reissue such options at the reduced price under the Former Plans.

     The following table sets forth certain information with respect to options granted to the below named individuals and to all executive officers as a group and non-executive officer employees as a group. No options have been granted under the Plan to non-employee directors. All of the options reflected in the table have been granted by the Board of Directors subject to shareholder approval of the Plan and are initially exercisable at $0.13 per share. The remaining 2,815,063 shares subject to options that may be granted under the Plan are available for grant to executive or non-executive employees or directors but have not been so granted. The Plan also permits the award of other benefits to employees or directors of, or consultants to, the Company as more fully described under "Description of Plan" below. No such benefits have been awarded.


  Name and Position                                  Number of Options Granted

  Rex Loren Steffey                                  5,417,612
  President and CEO

  William L. Lawrence                                4,064,082/1
  Executive Vice President and CFO

  Executive Group                                    9,481,694/2

  Non-Executive Officer Employee Group               5,490,017/3

______________

/1 Includes 124,000 shares subject to options issuable in replacement of options granted under the Former Plans.

/2 Includes 124,000 shares subject to options issuable in replacement of options granted under the Former Plans.

/3 Includes 320,017 shares subject to options issuable in replacement of options granted under the Former Plans.


Description of the Plan

     Certain provisions of the Plan are described below. The complete text of the Plan, marked to show the proposed amendments, is attached to this proxy statement as Appendix A.

Eligibility. All employees, officers and directors of the Company and its subsidiaries other than members of the Committee (as defined below) are eligible to participate in the Plan. Also eligible are nonemployee consultants and advisors to the Company.

Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which designates from time to time the individuals to whom awards are made under the Plan, the amount of any such award and the price and other terms and conditions of any such award. Subject to the provisions of the Plan, the Committee may adopt and amend rules and regulations relating to the administration of the Plan. Only the Board of Directors may amend, modify or terminate the Plan.

Term of Plan. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

  Stock Options. The Committee determines the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option and the times at which options may be exercised and whether the option is an Incentive Stock Option ("ISO"), as defined in Section 422 of the Code, or an option other than an ISO (a "Non-Statutory Stock Option" or "NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price may be any price determined by the Committee. The aggregate fair market value, on the date of the grant, of the stock for which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000. No monetary consideration is paid to the Company upon the granting of options.

     Options granted under the Plan generally continue in effect for the period fixed by the Committee, except that ISOs are not exercisable after the expiration of 10 years from the date of grant or five years in the case of 10% shareholders. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Committee with respect to a NSO, are nontransferable except on death of a holder or pursuant to a qualified domestic relations order. Options may be exercised only while an optionee is employed by or in the service of the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash which may be the proceeds of a loan from the Company, or, with the consent of the Committee, in whole or in part, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, in deferred compensation credits, in promissory notes, or in other forms of consideration. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of fair market value on the date of exercise of a share of Common Stock of the Company over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates. A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Stock of the Company valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Committee. The Committee may withdraw any SAR granted under the Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock of the Company over the exercise price of shares subject to exercisable SARs or bonus rights. No SARs have been granted under the Plan.

Stock Bonus Awards. The Committee may award Common Stock of the Company as a stock bonus under the Plan. The Committee may determine the recipients of the awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Committee at the time the stock is awarded. No stock bonuses have been granted under the Plan.

Restricted Stock. The Plan provides that the Company may issue restricted stock in such amounts, for such consideration, subject to such restrictions and on such terms as the Committee may determine. No restricted stock has been granted under the Plan.

Cash Bonus Rights. The Committee may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares sold or previously sold under the Plan.

Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus percentage applicable to any bonus right is determined by the Committee but may in no event exceed 75%. Bonus rights granted in connection with stock bonuses or restricted stock purchases entitle the recipient to a cash bonus, in an amount determined by the Committee, at the time the stock is awarded or purchased, or at such time as any restrictions to which the stock is subject lapse. No bonus rights have been granted under the Plan.

Performance Units. The Committee may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves goals established by the Committee over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both, and may be made when earned, or vested and deferred, as the Committee determines. No performance units have been granted under the Plan.

Changes in Capital Structure. The Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Committee in the number and kind of shares available for awards under the Plan. In addition, the Committee will make appropriate adjustments in outstanding options and SARs. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of the foregoing treatment for options and SARs, the Committee may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and SARs in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and SARs shall immediately terminate.

Tax Consequences

     Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under
Section 83(b) of the Code within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of that bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

     Section 162(m) of the Code, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under IRS regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval of a per-employee limit on the number of shares as to which options and stock appreciation rights may be granted, as proposed in this proposal. Other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes that if this proposal is approved by shareholders, compensation received on exercise of options and stock appreciation rights granted under the Plan in compliance with all of the above requirements will be exempt from the $1,000,000 deduction limit.

Recommendation by the Board of Directors

     The Board of Directors recommends that the Plan be approved. The affirmative vote of the holders of shares of Common Stock and Series B Preferred Stock with a majority of the votes of the holders present in person or represented by proxy and entitled to vote on the matter is required to approve this proposal. Abstentions have the same effect as "no" votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting but are not counted and have no effect on the results of the vote on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the Plan.

PROPOSAL 2: REVERSE SPLIT OF THE COMMON STOCK

     The Board of Directors is seeking the approval of the shareholders to amend the Articles of Incorporation of the Company, effective on such date as the Articles of Amendment are filed with the Secretary of State of Washington (the "Effective Date"), to implement a one-for-fifteen reverse stock split (the "Reverse Split"). If the Reverse Split is approved by the requisite vote of the Company's shareholders, each certificate representing Common Stock outstanding immediately prior to the Reverse Split will be deemed automatically, without any action on the part of the holder of such certificate, to represent one-fifteenth the number of shares of Common Stock after the Reverse Split. No fractional shares shall be issued on reclassification of the Common Stock and the number of shares of Common Stock for which the Common Stock is reclassified shall be rounded up to the next greatest whole number. The proposed amendment to the Company's Articles of Incorporation is set forth in Appendix B to this proxy statement.

Reasons for the Reverse Split

     The principal purpose of the Reverse Split is to decrease the number of shares of Common Stock outstanding. Under the terms of the Company's Series B Preferred Stock, shares of Series B Preferred Stock are convertible into Common Stock at the election of the holders of the Series B Preferred Stock. The price at which the Series B Preferred Stock is convertible into Common Stock is subject to adjustment in the event of an exchange or modification of the Common Stock. At the current conversion price, the Series B Preferred Stock is convertible, in the aggregate, into a greater number of shares of Common Stock than are currently authorized under the Company's Articles of Incorporation. In order to fulfill its obligations in the event of the conversion of the Series B Preferred Stock into Common Stock, the Company must either increase the number of shares of Common Stock authorized, or reduce the number of Common Stock issued and outstanding. By effecting the Reverse Split, the Company both decreases the number of shares of Common Stock issued and outstanding, and proportionately decreases the number of shares of Common Stock into which the Series B Preferred Stock is convertible. The number of shares of Common Stock authorized under the Company's Articles of Incorporation will remain unchanged.

     An additional reason for the Reverse Split is to increase the price per share of Common Stock. The Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock. Many brokerage firms and institutional investors are reluctant to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The Board of Directors believes that the marketability of the Common Stock would be significantly improved if the Common Stock were listed on a national securities exchange. Currently, the Common Stock is traded in the over-the-counter market and is quoted on the OTC Electronic Bulletin Board. Future eligibility of the Common Stock for listing on a national securities exchange or other market of comparable reputation will in part be dependent on the per share price of the Common Stock meeting certain minimum thresholds. The minimum thresholds vary depending on the national securities exchange. For example, for a stock to qualify for listing on the NASDAQ National Market the per share price must be at least $5. The minimum per share price requirement is only one of many requirements that must be met in order for the Company's Common Stock to be listed on a national securities exchange. Moreover, the Company has no immediate plans to list its stock in any new market. There can be no assurance that following the Reverse Split the Common Stock will meet such additional requirements, or that the Common Stock will be listed on a national securities exchange or other market of comperable reputation in the near future, if at all.

Effect of the Reverse Split

     The Reverse Split will be effected by means of an amendment to the Company's Articles of Incorporation. At the Effective Date, without further action on the part of the Company or the shareholders, each share of Common Stock will be reclassified and changed into and constitute one-fifteenth of a share of Common Stock.

     The Reverse Split will decrease the number shares of the Company's Common Stock issued and outstanding on the Record Date from 8,216,546 shares to approximately 547,770 shares, and will decrease the number of shares issuable under the Company's 1998 Stock Incentive Plan from 17,342,761 shares to approximately 1,156,185 shares. The number of shares of Common Stock authorized by the Company's Articles of Incorporation will not change as a result of the Reverse Split. The Reverse Split will not affect any shareholder's proportionate equity interest in the Company (other than as a result of the treatment of fractional interests, discussed below) or the rights, preferences, privileges or priorities of the Company's Common Stock or its par value. The Reverse Split will not affect the shareholders' equity of the Company as reflected in the financial statements of the Company except to change the number of the issued and outstanding shares of Common Stock. The Reverse Split will result in an automatic adjustment of any and all outstanding options and other rights exercisable or convertible into shares of the Company's Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and a corresponding decrease in the number of shares issuable upon exercise or conversion by the factor of the Reverse Split.

     The following table illustrates the principal effects of the Reverse Split:

                                                         Number of Shares of Common Stock
                                                               (At January 30, 1998)
                                             ---------------------------------------------------------
                                             Prior to Reverse Split              After Reverse Split/1
                                             ----------------------              ---------------------
Authorized Shares                                 20,000,000                         20,000,000

Shares Issued and Outstanding                      8,216,546                            547,770

Shares Reserved for Issuance                      18,258,761                          1,217,251
Under Stock Option Plans 2

Shares Reserved for Issuance                      56,637,970                          3,775,865
Upon Conversion of Series B
Preferred Stock

Shares Available for Issuance                     11,783,454                         19,452,230

                                       8

--------------

/1 No adjustment has been made for the rounding of the number of shares of Common Stock issuable upon reclassification of the Common Stock to the next greatest whole number.

/2   Assumes approval by the shareholders of the 1998 Stock Incentive Plan.

     It is anticipated that following the Reverse Split, the shares of Common Stock will trade at a price per share that is significantly higher than the current market price. However, there can be no assurance that, following the Reverse Split, the shares of Common Stock will trade at fifteen times the market price of the Common Stock prior to the Reverse Split.

Exchange of Stock Certificates

     If the Reverse Split is approved, on the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto, will be reclassified as and changed into the appropriate fraction of a share of the Company's post-split Common Stock, subject to the treatment of fractional share interests described below. The Company's transfer agent, Chase/Mellon Shareholder Services (the "Exchange Agent") will exchange certificates. In the event that the number of shares of post-split Common Stock includes a fraction, the Company will issue to the shareholder, in lieu of the issuance of fractional shares of the Company, a number of shares of Common Stock equal to the next greatest whole number of shares. The Company's shareholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total number of additional shares the Company may issue as a result of rounding to the next whole number of shares. However, it is not anticipated that the dilution to the share holdings of any shareholder which may occur as a result of rounding to the next whole number of shares will be material. No certificates or scrip representing fractional share interests in the post-split Common Stock will be issued.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock such shareholders are entitled to receive as a consequence of the Reverse Split. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock of the Company. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of post-split Common Stock to which such shareholder is entitled under the terms of the Reverse Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Until surrendered, outstanding certificates representing shares of pre-split Common Stock held by shareholders will be deemed for all purposes to represent the number of whole shares of Common Stock to which such shareholders are entitled as a result of the Reverse Split. Shareholders should not send their share certificates to the Exchange Agent until they have received the transmittal form. Shares not presented for surrender as soon as practicable after the transmittal form is sent shall be exchanged at the first time they are presented for transfer. No new certificates will be issued to a shareholder until such shareholder has surrendered all certificates representing pre-split Common Stock together with a properly completed and executed letter of transmittal to the Exchange Agent.

Federal Income Tax Consequences

     The following discussion describes certain federal income tax consequences of the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws. Shareholders are urged to consult their tax advisors as to the particular tax consequences to them of participation in the reverse split, including the applicability of any state, local or foreign tax laws, changes in applicable tax laws and any pending or proposed legislation.

     The Company should not recognize any gain or loss as a result of the Reverse Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Split. The aggregate tax basis of post-split Common Stock received by such a shareholder in connection with the Reverse Split will equal the shareholder's aggregate tax basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro rata basis. Shareholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor.

Recommendation by the Board of Directors

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation to effect the Reverse Stock Split and recommends that the Reverse Split be approved. The affirmative vote of the holders of shares of Common Stock and Series B Preferred Stock with a majority of the votes of the holders present in person or represented by proxy and entitled to vote on the matter is required to approve this proposal. Abstentions have the same effect as "no" votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting but are not counted and have no effect on the results of the vote on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the Plan.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The Company's voting securities consist of its Common Stock and its Series B Preferred Stock. Except as set forth below, the Series B Preferred Stock is entitled to vote, together with the holders of Common Stock as a single class, on any matter submitted to the stockholders for a vote. At any time at which the Series B Preferred Stock constitutes less than a majority, by voting power, of the stock entitled to vote in the election of directors of the Company, (i) the Series B Preferred Stock, voting as a separate class, shall be entitled to elect not less than three of the seven directors mandated by the Company's Articles of Incorporation while any Series B Preferred Stock remains outstanding and the remaining four directors shall be elected by the Series B Preferred Stock and the Common Stock, voting as a single class, and (ii) not less than two directors elected by the Series B Preferred Stock and the Common Stock, voting as a single class, shall be non-employee directors reasonably satisfactory to the holders of the Series B Preferred Stock. Holders of the Series B Preferred Stock are also afforded class voting rights to the extent required by the Washington Business Corporation Act.

     The record date for determining holders of Common Stock entitled to vote at the Meeting is February 9, 1998. On that date there were __________ shares of Common Stock outstanding, entitled to one vote per share and 25,000 shares of Series B Preferred Stock outstanding entitled to 2,266 votes per share.

     The following table sets forth certain information regarding ownership of the Company's Common Stock as of January 30, 1998 by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and each of the other named executive officers, and (iv) all directors and officers as a group:

                                               Number of Shares                 Percentage of
                                                   Beneficially                        Shares
            Name                                          Owned                   Outstanding
            ----                               ----------------                 -------------
Rex L. Steffey/1                                      1,180,022                           1.8

William L. Lawrence/2                                   912,016                           1.4

Michael D. Sullivan                                     797,463                           1.2

Edward L. Cahill/3                                   35,897,145                          55.4

Kim Z. Golden/4                                      19,943,362                          30.8

T. Rowe Price Recovery Fund II, L.P.                 19,943,362                          30.8

Cahill, Warnock Strategic Partners Fund, L.P.        34,014,499                          52.4

Strategic Associates, L.P.                            1,882,646                           2.9

All Officers and Directors as a Group                58,730,008                          87.9

--------------

                                       11

/1 Includes 1,083,522 shares issuable on exercise of currently exercisable options or options exercisable within 60 days of the date of this proxy, and assumes that all options granted subject to approval of the Incentive
     Plan are exercisable within 60 days of this proxy.

/2 Consists of shares issuable on exercise of currently exercisable options or options exercisable within 60 days of the date of this proxy, and assumes that 788,016 options granted subject to approval of the Incentive Plan are exercisable within 60 days of this proxy.

/3 Consists of shares issuable on conversion of Series B Preferred Stock held by Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates,
     L.P., both limited partnerships managed by Cahill, Warnock & Company, LLC.
     Mr. Cahill is a managing member of Cahill, Warnock & Company, LLC.

/4 Consists of shares issuable on conversion of Series B Preferred Stock held by T. Rowe Price Recovery Fund II, L.P., a limited partnership managed by
     T. Rowe Price Recovery Fund II Associates, LLC. Mr. Golden is a Managing
     Director of T. Rowe Price Recovery Fund II Associates, LLC. Mr. Golden disclaims beneficial ownership of shares owned by T. Rowe Price Recovery
     Fund II, L.P. or T. Rowe Price Recovery Fund II Associates, LLC.

                                CHANGE IN CONTROL

     On December 5, 1997 (the "Closing Date"), the Company created two new series of its Preferred Stock, denominated Series A Preferred Stock and Series B Preferred Stock (the "A Stock" and the "B Stock", respectively, and, collectively, the "Preferred Stock") and sold the entirety of both series (the "Sale") to a group of investors (the "Investors") led by Cahill, Warnock & Company, LLC ("Cahill"). The A Stock is non convertible and non voting. The B Stock is convertible into 86.25% of the sum of (i) the outstanding Common Stock on the Closing Date, (ii) additional shares of Common Stock issuable to certain creditors of the Company immediately following the Closing Date and (iii) the shares of Common Stock into which the B Stock is convertible. The B Stock votes in the election of directors and other general corporate matters on an "as converted" basis as a single class with the Common Stock.

     Two funds managed by Cahill (the "Funds") purchased, in the aggregate, 63.4% of each series of Preferred Stock. T. Rowe Price Recovery Fund II, L.P. ("TRP") also purchased shares of each series of Preferred Stock representing 35.2% of the class. The shares of B Stock purchased by the Funds represents approximately 55.4% of the voting power of the Company in the election of directors and other general corporate matters. Accordingly, Cahill may be deemed to control the Company. On the Closing Date, the purchasers of the B Stock agreed with Rex L. Steffey and William L. Lawrence, Jr. the Company's President--Chief Executive Officer and Executive Vice President--Chief Financial Officer, respectively, that they would vote and otherwise act so as to cause Messrs. Steffey and Lawrence to be elected and to continue as directors of the Company so long as they are employed by the Company. The Investors, other than TRP, also agreed that they would vote and otherwise act so as to cause a representative of TRP to be elected and to continue as a director of the Company for as long as TRP continues to own at least 50% of the investment represented by its A Stock and B Stock. The Company believes that neither of these agreements would prevent the exercise of control by Cahill.

     Prior to the Closing Date, the Company had operated under a Second Amended Chapter 11 Plan of Reorganization (the "Plan") confirmed pursuant to Chapter 11 of Title 11 of the United States Code ("Chapter 11") and was effectively controlled by representatives of the Postconfirmation Creditors Committee formed in connection with the Plan and the Company's petition under Chapter 11. Concurrently with the Sale, the Plan was modified to provide for the discharge of certain of the Company's obligations to its pre-petition general unsecured creditors upon the payment of $1,500,000 in cash and the issuance of 1,889,763 shares of Common Stock. Accordingly, the directors of the Company prior to the Closing Date, except Mr. Steffey, have resigned and been replaced by Mr. Lawrence, a representative of TRP, a representative of Cahill and an independent director. Two director positions remain open and are expected to be filled by an additional representative of Cahill and an additional independent director.

     The Funds were formed to invest in other businesses such as the Company and used exclusively contributed capital to fund the purchase of the A Stock and the B Stock.

     The Company does not know of any arrangement, including any pledge by any person of securities of the Company, the operation of which may, at any future date, result in a change in control of the Company.

                             DISCRETIONARY AUTHORITY

     While the Notice of Meeting provides for transaction of any business that properly comes before the Meeting, the Board of Directors has no knowledge of any matters to be presented at the Meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority if any other matters are presented.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any business for action at the Meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy intend to vote in accordance with the recommendations of the Board of Directors.

                                       By Order of the Board of Directors




                                       _________________________________________
                                       Secretary

___________________, 1998

                                                                      APPENDIX A

                                JAY JACOBS, INC.
                            1998 STOCK INCENTIVE PLAN

     1. Purpose. The purpose of this 1998 Stock Incentive Plan (the "Plan") is to enable Jay Jacobs, Inc. (the "Company") to attract and retain the services of
(1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee consultants and advisors to the Company.

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 17,342,761 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3. Effective Date and Duration of Plan.

          (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors; provided, however, that prior to shareholder approval of the Plan, any awards shall be subject to and conditioned on approval of the Plan by a majority of the votes cast at a shareholders meeting at which a quorum is present. Options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

          (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards, and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     5. Types of Awards; Eligibility. The Committee may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9;
(vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Committee believes have made or will make an important contribution to the Company or its subsidiaries; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Committee shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Committee, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than 5,000,000 shares of Common Stock in any calendar year.

     6. Option Grants.

          (a) General Rules Relating to Options.

               (i) Terms of Grant. The Committee may grant options under the Plan. With respect to each option grant, the Committee shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Committee may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

               (ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Committee, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Committee, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Committee, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Committee, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

               (iii) Nontransferability. Except as provided below, each stock option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death. A Non-Statutory Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The Committee may, in its discretion, authorize all or a portion of a Non-Statutory Stock Option to be on terms which permit transfer by the optionee to (A) the spouse, children or grandchildren of the optionee, including stepchildren and adopted children ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of Immediate Family Members, or (C) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that
(X) there may be no consideration for any transfer, (Y) the stock option agreement pursuant to which the options are granted or an amendment thereto must expressly provide for transferability in a manner consistent with this paragraph, and (Z) subsequent transfers of transferred options shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of paragraphs 6(a)(v) and 13 the term "optionee" shall be deemed to refer to the transferee. The continued employment requirement of paragraph 6(a)(ii) and the events of termination of employment of paragraph 6(a)(iv) shall continue to be applied with respect to the original optionee, and following the termination of employment of the original optionee the options shall be exercisable by the transferee only to the extent, and for the periods specified, and all other references to employment, termination of employment, life or death of the optionee, shall continue to be applied with respect to the original optionee.

               (iv) Termination of Employment or Service.

                    (A) General Rule. Unless otherwise determined by the Committee, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability, death or retirement as provided in subparagraphs 6(a)(iv)(B), (C) and (D), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                    (B) Termination Because of Total Disability. Unless otherwise determined by the Committee, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

                    (C) Termination Because of Death. Unless otherwise determined by the Committee, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                    (D) Termination Because of Retirement. Unless otherwise determined by the Committee, in the event of the termination of employment or service because of (1) normal retirement after reaching age 65, (2) early retirement after reaching age 55 and completing 10 years of service, or (3) early retirement after completing 30 years of service without regard to age, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                    (E) Amendment of Exercise Period Applicable to Termination. The Committee, at the time of grant or at any time thereafter, may extend the 30-day and 12- month exercise periods any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Committee may determine.

                    (F) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

               (v) Purchase of Shares. Unless the Committee determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Committee, cash that may be the proceeds of a loan from the Company) or, with the consent of the Committee, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, deferred compensation credits, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the

Common Stock as reported in The Wall Street Journal on the trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Committee. No shares shall be issued until full payment therefor has been made. With the consent of the Committee, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Committee an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

          (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

               (i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

               (ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               (iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

               (iv) Option Price. The option price per share shall be determined by the Committee at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Common Stock as shall be specified by the Committee.

               (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

               (vi) Conversion of Incentive Stock Options. The Committee may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

          (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following additional terms and conditions:

               (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Committee at the time of grant and may be any amount determined by the Committee.

               (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee.

     7. Stock Bonuses. The Committee may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Committee. The Committee may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares awarded shall bear any legends required by the Committee. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Committee, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8. Restricted Stock. The Committee may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Committee. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Committee. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares shall bear any legends required by the Committee. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Committee, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9. Stock Appreciation Rights.

          (a) Grant. Stock appreciation rights may be granted under the Plan by the Committee, subject to such rules, terms, and conditions as the Committee prescribes.

          (b) Exercise.

               (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

               (ii) A stock appreciation right shall be exercisable only at the time or times established by the Committee. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

               (iii) The Committee may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

               (iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be the closing price of the Common Stock as reported in The Wall Street Journal, or such other reported value of the Common Stock as shall be specified by the Committee, on the trading day preceding the date the stock appreciation right is exercised.

               (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee shall determine, the number of shares may be rounded downward to the next whole share.

               (vi) Each stock appreciation right granted in connection with an Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

               (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Committee a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

               (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10. Cash Bonus Rights.

          (a) Grant. The Committee may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Committee may prescribe. Unless otherwise determined by the Committee, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

          (b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Committee but shall in no event exceed 75 percent.

          (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Committee.

          (d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount and timing of payment of a cash bonus shall be determined by the Committee.

          (e) Taxes. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11. Performance Units. The Committee may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time, but not in any event more than 10 years. The goals established by the Committee may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Committee. In the event that the minimum performance goal established by the Committee is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Committee. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Committee determines. Deferred awards shall earn interest on the terms and at a rate determined by the Committee. Unless otherwise determined by the Committee, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security

Act. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Committee a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

     12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Committee may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13. Changes in Capital Structure. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number and kind of shares available for awards under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for options and stock appreciation rights as provided above in this paragraph 13 or in lieu of having the options and stock appreciation rights continue unchanged, the Committee may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and stock appreciation rights shall immediately terminate.

     14. Corporate Mergers, Acquisitions, etc. The Committee may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

     15. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     16. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     17. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     18. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.


EFFECTIVE DATE: December 3, 1997.

AMENDED:

                                                                      APPENDIX B

                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                                JAY JACOBS, INC.


     Pursuant to the provisions of RCW 23B.10.060 and RCW 23B.10.070, Jay Jacobs, Inc., a Washington corporation (the "Corporation"), hereby certifies as follows:

     1. The name of the Corporation is Jay Jacobs, Inc..

     2. Section 1. of Article VI, of the Restated Articles of Incorporation of the Corporation is amended and restated to read in its entirety as follows:

          1. Authorized Capital. The total number of shares which the Corporation is authorized to issue is 25,000,000, consisting of 20,000,000 shares of Common Stock, having a par value of $0.01 per share and 5,000,000 shares of Preferred Stock, having a par value of $0.01 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

     3. Upon the effectiveness of these Articles of Amendment, each share of common stock of the Corporation issued and outstanding immediately before the time these Articles become effective shall be reclassified and changed into and constitute one-fifteenth of a share of fully paid and nonassessable common stock of the Corporation, without further action of any kind. No fractional shares shall be issued on reclassification of the Common Stock and the number of shares of Common Stock for which the Common Stock is reclassified shall be rounded up to the nearest whole number. No other exchange, reclassification, or cancellation of issued shares shall be effected by these amendments.

     5. The Articles of Amendment were adopted by the Board of Directors on January 22, 1998.

     6. The Articles of Amendment were duly approved by the shareholders of the Corporation, in accordance with the provisions of RCW 23B.10.030 and 23B.10.040, on ______________, 1998.

DATED: _________________, 1998

                                       JAY JACOBS, INC.



                                       By: _____________________________________

                                      PROXY

                                JAY JACOBS, INC.
                         Special Meeting, March 24, 1998

                      PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Rex Loren Steffey and William L. Lawrence, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the special meeting of the shareholders of Jay Jacobs, Inc. (the "Company") on March 24, 1998 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1. Proposal to approve the Company's 1998 Stock Incentive Plan:

           FOR  [  ]          AGAINST  [  ]        ABSTAIN  [  ]

2. Proposal to approve an amendment to the Company's Articles of Incorporation to effect a one-for-fifteen reverse split of the Company's Common Stock:

           FOR  [  ]          AGAINST  [  ]        ABSTAIN  [  ]

3. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.


                 (Continued and to be signed on the other side.)

     The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. The proxies may vote in their discretion as to other matters that may come before this meeting.

                                       Shares:

                                       Date: _____________________, 1998

P
R
0                                      _________________________________________
X                                               Signature or Signatures
Y

                                       Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

                                       A Special Meeting of the Shareholders of
                                       Jay Jacobs, Inc. will be held on March
                                       24, 1998 at 10:00 a.m., Pacific, at the
                                       Company's headquarters, located at 1530
                                       Fifth Avenue, Seattle, Washington.

     Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.